Exhibit 10.11

AMENDMENT NO. 5
TO LEASE

        THIS AMENDMENT NO. 5 is made and entered into this fourth day of October, 1995, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (ARRILLAGA FAMILY TRUST) as amended (previously known as the John Arrillaga Separate Property Trust), and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and SYNOPSYS, INC., a Delaware corporation, as TENANT.

RECITALS

        A.    WHEREAS, by Lease Agreement dated August 17, 1990 Landlord leased to Tenant all of that certain 104,170± square foot building located at 700C East Middlefield Rd., Mountain View, California, the details of which are more particularly set forth in said August 17, 1990 Lease Agreement (the "Lease"), and

        B.    WHEREAS, said Lease was amended by the Commencement Letter dated April 1, 1991 which amended the Commencement Date of the Lease to commence March 15, 1991 and terminate March 14, 1999, and

        C.    WHEREAS, said Lease was amended by Amendment No. 1 dated June 16, 1992 which: (i) extended the Lease Term through October 31, 2000; (ii) added a Paragraph addressing co-terminous lease terms; (iii) replaced Lease Paragraph 51 ("Hazardous Materials") and Exhibit A to the Lease; and (iv) amended Lease Paragraph 31 ("Notices") and the Basic Rent schedule, and

        D.    WHEREAS, said Lease was amended by Amendment No. 2 dated March 22, 1993 which extended the Lease Term through December 31, 2000 and amended the Basic Rent Schedule, and

        E.    WHEREAS, said Lease was amended by Amendment No. 3 dated June 23, 1993, which: (i) extended the Term of the Lease through December 31, 2002 to be co-terminous with the projected term of the Lease Agreement dated June 23, 1993 for premises located at 700A East Middlefield Road, Mountain View, California; (ii) amended the Basic Rent schedule; and (iii) replaced Paragraph 47 ("Parking"), and

        F.     WHEREAS, said Lease was amended by Amendment No. 4 dated November 4, 1994 which: (i) extended the Term of the Lease through February 28, 2003 to be co-terminous with the extended Termination Date of the Lease Agreement dated June 23, 1993 for premises located at 700A East Middlefield Road, Mountain View, California, and (ii) amended the Basic Rent schedule and the Aggregate Rent of the Lease Agreement, and

        G.    WHEREAS, it is now the desire of the parties hereto to amend the Lease by: (i) amending Amendment No. 3 Paragraph 2 ("Lease Terms Co-Terminous") and Amendment No. 2 Paragraph 1 ("Term of Lease") to include reference to Tenant's other lease agreements with Landlord dated June 16, 1992, June 23, 1993, and August 24, 1994 for premises respectively located at 700B and 700A East Middlefield Road, Mountain View, California and 1101 West Maude Avenue, Sunnyvale, California; (ii) adding a Cross Default Paragraph in reference to Tenant's three existing leases for premises respectively located at 700A and 700B East Middlefield Road, Mountain View, California, and 1101 West Maude Avenue, Mountain View, California; and (iii) establishing Tenant's temporary driveway rights to adjacent property leased by Tenant at 1101 West Maude Avenue, Mountain View, California; and (iv) replacing Exhibit A to said Lease as hereinafter set forth.

AGREEMENT

        NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

        1.    AMENDMENT TO AMENDMENT NO. 3 PARAGRAPH 2 ("LEASE TERMS CO-TERMINOUS"):    It is understood that Landlord and Tenant have previously entered into three other leases dated June 16, 1992, June 23, 1993, and August 24, 1994 for premises respectively located at 700B and 700A East Middlefield Road, Mountain View, California and 1101 West Maude Avenue, Sunnyvale, California ("Other Leases"). It is acknowledged that it is the intention of the parties that the Term of this Lease be co-terminus with the term of the Other Leases such that the terms of all four leases expire on the same date; provided, however, the termination of this Lease resulting from the terms and conditions stated under Paragraph 19 "Bankruptcy and Default" (subject to Landlord's option as stated in the respective leases' "Cross Default" Paragraph) or Paragraph 21 "Destruction" or Paragraph 22 "Eminent Domain" shall not result in a termination of the Existing Leases.

        2.    CROSS DEFAULT:    As a material part of the consideration for the execution of this Lease by Landlord, it is agreed between Landlord and Tenant that a default under this Lease which remains uncured after passage of the applicable notice and cure periods, or a default which remains after passage of the applicable notice and cure periods under said Other Leases may, at the option of Landlord, be considered a default under all four leases, in which event Landlord shall be entitled (but in no event required) to apply all rights and remedies of Landlord under the terms of one lease to all four leases including, but not limited to, the right to terminate any or all of said leases by reason of a default under said Other Leases or hereunder.

        3.    TEMPORARY DRIVEWAY RIGHTS:    It is understood that: (i) Landlord and Tenant have previously entered into three other leases dated June 16, 1992, June 23, 1993, and August 24, 1995 for premises contiguous to the Premises leased hereunder respectively located at 700B and 700A East Middlefield Road, Mountain View, California and 1101 West Maude Avenue, Sunnyvale, California ("Adjacent Premises"); and (ii) along the southeast side of the Premises there exists two driveways in the approximate location as shown in Yellow on Exhibit A, attached hereto which allow access between the Premises leased hereunder and the Adjacent Premises.

        It is agreed between the parties hereto that Tenant shall have the temporary right to use said driveways for access between the Leased Premises and the Adjacent Premises only for so long as Tenant leases and occupies: (i) all three buildings of the Adjacent Premises, and (ii) the Premises leased hereunder. In the event any or all of the Tenant's aforementioned leases for the Adjacent Premises or this Lease should terminate, for any reason whatsoever, Tenant (nor any of its subtenants, assignees, etc.) shall have no further right to use said Driveways in which case Landlord may, in its sole and absolute discretion, erect a physical barrier, which may include, but is not limited to, curbs, planters, and or landscaping.

        4.    EXHIBIT A TO LEASE REPLACED:    Pursuant to the initialed statement on Lease Exhibit A regarding Tenant's temporary right to use the access road outlined in Yellow on said Exhibit A, it is hereby acknowledged that Tenant's temporary right to use said access road is hereby rescinded. Furthermore, it is understood by Tenant that the Parcel has been modified to the existing configuration shown in Green on Exhibit A attached hereto and that said Exhibit A to this Amendment No. 5 shall replace Exhibit A to the Lease.

        EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of the Lease shall remain in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 5 to Lease as of the day and year last written below.

LANDLORD:		TENANT:
JOHN ARRILLAGA FAMILY TRUST		SYNOPSYS, INC. a Delaware corporation
By:	John Arrillaga, Trustee	By:	/s/ Sally De Stefano
Dated:		Sally De Stefano Print or Type Name
RICHARD T. PEERY SEPARATE
PROPERTY TRUST		Title:	Sr. V.P. Human Resources
By:	Richard T. Peery, Trustee	Dated:	11-3-95
Dated:

MIDDLEFIELD ROAD
FRONTAGE ROAD
STATE HWY 237
HWY 237
MAUDE AVE

EXHIBIT A TO AMENDMENT NO. 5 DATED OCTOBER 4, 1995 BY A
BETWEEN ARRILLAGA FAMILY TRUST AND RICHARD T. PEERY
SEPARATE PROPERTY TRUST, AS LANDLORD, AND SYNOPSYS, INC
A DELAWARE CORPORATION, AS TENANT.

MAUDE 7

INITIAL

LS-1

LRS ASSOCIATES
ARCHITECTURE AND PLANNING

SYNOPSYS

700-B E. MIDDLEFIELD ROAD/ 1101 WEST MAUDE
MOUNTAIN VIEW, CALIFORNIA

MIDDLEFIELD ROAD
FRONTAGE ROAD
STATE HWY 237
MAUDE AVE

EXHIBIT A TO AMENDMENT NO. 5 DATED OCTOBER 4, 1995 BY AND BETWEEN THE ARRILLAGA FAMILY TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND SYNOPSYS, INC., AS TENANT.

MAUDE 7

LS-1

LRS ASSOCIATES
ARCHITECTURE AND PLANNING

SYNOPSYS

700-B E. MIDDLEFIELD ROAD/ 1101 WEST MAUDE
MOUNTAIN VIEW, CALIFORNIA